                                                                   EXHIBIT 32.02

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
           AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 of Hartford Life Insurance Company (the "Company"), filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350 as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:

     1)   The Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Lizabeth H. Zlatkus
                                        ----------------------------------------
                                        Name: Lizabeth H. Zlatkus
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                        Date: May 2, 2005


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